                                                                  EXECUTION COPY

                                             ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Credit and Guarantee Agreement, dated as of October 15, 1993, as amended and restated as of February 27, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among North American Chemical Company, North American Salt Company, Great Salt Lake Minerals Corporation (collectively, the "Borrowers"), Harris Chemical North America, Inc. ("HCNA"), as guarantor (together with the other "Guarantors", as defined under the Credit Agreement, the "Guarantors"), the banks and other financial institutions parties thereto (the "Lenders") and General Electric Capital Corporation, as collateral agent (in such capacity, the "Collateral Agent") and administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         Each assignor listed on SCHEDULE 1 hereto (each, an "Assignor", and, collectively, the "Assignors"), the assignee listed on SCHEDULE 1 hereto (the "Assignee"), each Borrower, each Guarantor, the Administrative Agent and the Collateral Agent agree as follows:

         1. The Assignors hereby severally irrevocably sell and assign to the Assignee without recourse to any Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignors without recourse to any Assignor, as of the Effective Date (as defined below), interests (each, an "Assigned Interest") in and to the Assignors' rights and obligations under the Credit Agreement and each other Loan Document with respect to those credit facilities contained in the Credit Agreement as are set forth on SCHEDULE 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in the respective amounts such that the principal amount of each Assigned Facility sold and assigned by each Assignor shall be the amount set forth on SCHEDULE 1 hereto under the caption "ASSIGNORS" opposite such Assignor's name and the principal amount of each Assigned Facility purchased and assumed by the Assignee shall be the amount set forth on SCHEDULE 1 hereto under the caption "ASSIGNEE" opposite the Assignee's name. The successor Administrative Agent (as defined in Section 3 below) agrees to pay to the Administrative Agent for value on the Effective Date (for distribution to the Assignors) the aggregate amount of the Loans outstanding under the Credit Agreement, as set forth on SCHEDULE 1 hereto.

         2. Each Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, value or perfection of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the Assigned Interest being assigned by it hereunder and that such Assigned Interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition

K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

of any Borrower, any Guarantor, any Subsidiary of any Borrower or Guarantor or any other obligor or the performance or observance by any Borrower, any Guarantor, any Subsidiary of any Borrower or Guarantor or any other obligor of any of their respective obligations under the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

         3. Each Administrative Agent and Collateral Agent resigns as Administrative Agent and Collateral Agent, respectively, effective on the Effective Date. Each Borrower, Guarantor and Lender agrees to such resignations and waives the requirement under Section 13.9 of the Credit Agreement that notice of such resignation be given 10 days prior to such resignation. The Assignee under the Credit Agreement has appointed and the Borrowers have approved the appointment of IMC Global Inc. as successor Administrative Agent and successor Collateral Agent, which appointments shall be effective on the Effective Date, whereupon such successor administrative agent and collateral agent shall succeed to the rights and duties of the Administrative Agent and Collateral Agent, and the term "Administrative Agent" or "Collateral Agent" under the Loan Documents shall mean such successor administrative agent or collateral agent, and the rights, powers and duties of the former Administrative Agent or Collateral Agent (in its capacity as such), as the case may be, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Collateral Agent or any of the parties to this Assignment and Acceptance or the Credit Agreement.

         4. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon any Assignor, the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, each other relevant Loan Document or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the successor Administrative Agent with respect to the Credit Agreement to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other relevant Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to such successor Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and each other relevant Loan Document and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement or such other Loan Document are required to be performed by it as a Lender. The successor Administrative Agent, the successor Collateral Agent and the Assignee confirm that none of the Assignors, the Administrative Agent or the Collateral Agent shall have any obligation whatsoever at any time to provide any of them with any information or document in connection with the Credit Agreement.


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

         5. This Assignment and Acceptance shall become effective on April 1, 1998 (the "Effective Date"), provided that (A) the Administrative Agent has received for value on that day the amounts payable under Sections 1, 6 and
10(c)(ii) and (iii) hereof, and all other amounts that may become payable hereunder on such day, and (B) the other conditions precedent to this Assignment and Acceptance becoming effective set forth in Section 8 hereof are satisfied on or before such date. The conditions precedent to this Assignment and Acceptance becoming effective contained in clauses (A) and (B) of this Section 5 are inserted solely for the benefit of the Administrative Agent, the Collateral Agent and the Lenders. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 14.7 of the Credit Agreement, effective as of the Effective Date.

         6. From and after the Effective Date, the successor Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignee. On the Effective Date, each Borrower shall pay to the Administrative Agent for distribution to each Assignor, the Administrative Agent and the Collateral Agent all accrued interest, fees and other accounts owing by such Borrower to such Assignor, Administrative Agent and Collateral Agent under the Credit Agreement, as set forth in SCHEDULE 2 hereto.

         7. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other relevant Loan Documents and shall be bound by the provisions thereof and
(b) each Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and other Loan Documents.

         8. With respect to the Credit Agreement, each Borrower and the Assignee hereby agree, as a condition precedent to the effectiveness of this Assignment and Acceptance, that, as to each letter of credit identified in SCHEDULE 3 hereto, it shall deliver to the Administrative Agent (A) a letter of credit in form and substance and amount, and issued by a party or (B) cash collateral in an amount, in each case, acceptable to the Administrative Agent in its sole discretion.

         9. At any time and from time to time, each of the Administrative Agent, the Collateral Agent and the Lenders agrees that it will cooperate with the successor Administrative Agent and the successor Collateral Agent and will execute and deliver, or cause to be executed and delivered, all such further instruments and documents, and will take all such further actions, including, without limitation, the execution and delivery to the successor Collateral Agent for filing by the successor Collateral Agent of UCC-3 assignments of financing statements, discharges, lockbox agreement terminations and other release and termination documents, in each case, as the successor Collateral Agent may reasonably request following the delivery of such instruments, documents and other items to the Administrative Agent, the Collateral Agent

K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

and/or the Lenders, as applicable, in order to carry out the provisions and purposes of this Agreement. Each of the Administrative Agent, the Collateral Agent and the Lenders further agrees to promptly deliver to HCNA all promissory notes, and to the successor Collateral Agent all stock certificates and other instruments, in its possession with respect to the Obligations. The Borrowers agree to reimburse each of the Administrative Agent, the Collateral Agent and the Lenders on demand for its reasonable costs and expenses (including, without limitation, reasonable legal fees) incurred by it in connection with the performance of any actions that it is requested to perform hereunder.

         10. With respect to the Credit Agreement, each of the Borrowers and the Guarantors hereby jointly and severally agrees to the terms set forth in Section 8 hereof, and each hereby:

         (a) releases the Administrative Agent, the Collateral Agent and the Lenders with respect to the Credit Agreement and other Loan Documents from any and all obligations owing under or in connection with the Credit Agreement and the other Loan Documents, including, without limitation, any obligation to make Revolving Credit Loans or to incur L/C Obligations under the Credit Agreement;

         (b) releases the Administrative Agent, the Collateral Agent and the Lenders from any and all claims, liabilities, damages, costs and expenses now existing or hereafter arising out of or in connection with the Credit Agreement and the other Loan Documents;

         (c) agrees that it shall pay (i) on demand, from time to time, to the Collateral Agent the full amount of customer checks and other remittances which have been applied to the Obligations (or credited for the purposes of determining the amounts set forth on SCHEDULE 2 hereto) and which are returned unpaid or reversed for any reason and (ii) on the date hereof, all reasonable costs and expenses, including, without limitation, reasonable legal fees, in connection with the preparation of draft payoff and release letters and the preparation, execution and delivery of this Assignment and Acceptance and the performance of any other acts required to effect the release of any security interest, hypothec, assignment, charge or pledge granted under the Loan Documents, (iii) on the date hereof, any and all taxes and fees payable in connection with the execution and delivery, filing or recording of this Assignment and Acceptance and other instruments and documents to be delivered hereunder, and further agrees to save Administrative Agent, the Collateral Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any reasonable delay in paying or omitting to pay such taxes or fees and (iv) on demand, from time to time, to the Collateral Agent, normal and customary fees, charges and expenses incurred by the Collateral Agent in respect of the letters of credit identified in SCHEDULE 3 hereto; and


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

         (d) agrees that it shall be liable with respect to, and shall indemnify and hold the Administrative Agent, the Collateral Agent and the Lenders harmless from, the amount of any payment by it to the relevant Administrative Agent, the relevant Collateral Agent and the relevant Lenders which any of them is for any reason compelled to surrender to any person because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or for any other reason, until the Administrative Agent, the Collateral Agent and such Lenders shall have been finally and irrevocably paid all Obligations in full in cash.

         11. All payments by the successor Administrative Agent, each Borrower and each Guarantor to the Administrative Agent pursuant to this Assignment and Acceptance shall be made by wire transfer as follows:

                  Bank:                     Bankers Trust Company, New York,
                                            New York

                  ABA No.:                  021001033

                  Account No.:              50-232-854

                  Account Name:             General Electric Capital Corporation

                  Reference:                CFC - Harris Chemical

         12. Each party hereto agrees that the assignments of the Assigned Interests hereunder shall be effective notwithstanding that such assignments may not comply in all respects with the provisions of the Credit Agreement.

         13. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflict of laws provisions thereof other than ss.5-1401 of the New York General Obligations Law).

         14. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance in any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of April 1, 1998 by their respective duly authorized officers.

                                                     The Assignors:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Lender

By: _/s/ Rick Luck________________
Name:
       Being Duly Authorized


BANKBOSTON, N.A., as Lender

By: _/s/ Mark J. Forti____________
Name:  Mark J. Forti
Title:  Vice President


HELLER FINANCIAL INC., as Lender

By: _/s/ Thomas W. Bukowski_______
Name:  Thomas W. Bukowski
Title:  Sr. Vice President


BANKAMERICA BUSINESS CREDIT, INC., as
Lender

By: _/s/ Beverly J. Gray__________
Name:  Beverly J. Gray
Title:  Sr. Account Executive

THE CIT GROUP/BUSINESS CREDIT INC.,
as Lender

By: _/s/ Nicole Cangelosi_________
Name:  Nicole Cangelosi
Title:  Assistant Secretary


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

The Assignee:

IMC GLOBAL INC.

By: _/s/ Eric T. Martinez_________
Name:  Eric T. Martinez
Title:  Assistant Treasurer

By: _/s/ Rose Marie Williams______
Name:  Rose Marie Williams
Title:  Corporate Secretary

Borrowers and Guarantors:

NORTH AMERICAN SALT COMPANY,
as Borrower

By: _/s/ Richard J. Nick__________
Name:  Richard J. Nick
Title:  Sr. Vice President


NORTH AMERICAN CHEMICAL
COMPANY, as Borrower

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


GREAT SALT LAKE MINERALS
CORPORATION, as Borrower

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President



K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

HARRIS CHEMICAL NORTH
AMERICA INC., as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


NAMSCO, INC., as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


CAREY SALT COMPANY, as Guarantor

By: _/s/ Richard J. Nick__________
Name:  Richard J. Nick
Title:  Vice President


GSL CORPORATION, as Guarantor

By: _/s/ Richard J. Nick__________
Name:  Richard J. Nick
Title:  Vice President


GSL HOLDINGS INC., as Guarantor

By:  ___n/a_______________________
Name:
Title:


THE HUTCHINSON & NORTHERN
RAILWAY COMPANY, as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

NORTH AMERICAN TERMINALS,
INC., as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


OLDEXAER, INC., as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


WRNM HOLDINGS, INC., as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Vice President


WHITE RIVER NAHCOLITE MINERALS
LIMITED LIABILITY COMPANY,
as Guarantor

By:  _/s/ Richard J. Nick_________
Name:  Richard J. Nick
Title:  Manager

Accepted:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent and
Collateral Agent


By: _/s/ Rick Luck________________
Name:
      Being Duly Authorized




K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

Accepted:

IMC GLOBAL INC., as successor Administrative
Agent and successor Collateral Agent


By: _/s/ Eric T. Martinez_________
Name:  Eric T. Martinez
Title:  Assistant Treasurer

By:_/s/ Rose Marie Williams_______
Name:  Rose Marie Williams
Title:  Corporate Secretary



K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE

                                                                  EXECUTION COPY

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                                   Relating to
 the Credit and Guarantee Agreement, dated as of October 15, 1993, as amended and restated as of February 27, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among North American Chemical Company, North American Salt Company, Great Salt Lake Minerals Corporation (collectively, the "Borrowers"), Harris Chemical North America, Inc., as guarantor (together with the other "Guarantors", as defined under the Credit Agreement, the "Guarantors"), the banks and other financial institutions parties thereto (the "Lenders") and General Electric Capital Corporation, as collateral agent (in such capacity, the "Collateral Agent") and administrative agent (in such capacity, the "Administrative Agent") for the Lenders



-------------------------------------------------------------------------------------------------------------------



ASSIGNORS:


Name of                                                Commitment --            Commitment             Loans --
Assignor                                              Credit Agreement          Percentage         Credit Agreement
--------                                              ----------------          ----------         ----------------
General Electric Capital Corporation                       $42,666,667          32.82051%            $20,546,237.59
Heller Financial Inc.                                      $35,000,000          26.92308%            $16,854,338.90
BankBoston, N.A.                                           $20,000,000          15.38462%             $9,631,052.59
BankAmerica Business Credit, Inc.                          $17,333,333          13.33333%             $8,346,907.65
The CIT Group/Business Credit Inc.                         $15,000,000          11.53846%             $7,223,286.31





ASSIGNEE:


Name of                                                 Commitment --           Commitment             Loans --
Assignee                                              Credit Agreement          Percentage         Credit Agreement
IMC Global Inc.                                           $130,000,000             100%              $62,601,823.04





K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE
                                    Sch 1 - 1

                                                                  EXECUTION COPY

                                   SCHEDULE 2
                          TO ASSIGNMENT AND ACCEPTANCE
                                   Relating to
 the Credit and Guarantee Agreement, dated as of October 15, 1993, as amended and restated as of February 27, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among North American Chemical Company, North American Salt Company, Great Salt Lake Minerals Corporation (collectively, the "Borrowers"), Harris Chemical North America, Inc., as guarantor (together with the other "Guarantors", as defined under the Credit Agreement, the "Guarantors"), the banks and other financial institutions parties thereto (the "Lenders") and General Electric Capital Corporation, as collateral agent (in such capacity, the "Collateral Agent") and administrative agent (in such capacity, the "Administrative Agent") for the Lenders



                                           INTEREST, FEES AND OTHER AMOUNTS
Accrued and unpaid interest on Eurodollar Loans as of the Effective Date:                                          $0
Accrued and unpaid interest on Base Rate Loans (including all Swing Line                                     $144,137.48
Loans) as of the Effective Date:
Accrued and unpaid Letter of Credit Commissions as of the Effective Date:                                    $161,563.44
Accrued and unpaid Commitment Fees as of the Effective Date:                                                  $73,976.55
Unpaid reimbursable expenses of the Administrative Agent and the Collateral
Agent as of the Effective Date:                                                                               $21,000.00
                                                                                                             ------------
Total:                                                                                                       $400,677.47
                                                                                                             ============



K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE
                                    Sch 2 - 1

                                                                  EXECUTION COPY
                                   SCHEDULE 3
                          TO ASSIGNMENT AND ACCEPTANCE
                                   Relating to
 the Credit and Guarantee Agreement, dated as of October 15, 1993, as amended and restated as of February 27, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among North American Chemical Company, North American Salt Company, Great Salt Lake Minerals Corporation (collectively, the "Borrowers"), Harris Chemical North America, Inc., as guarantor (together with the other "Guarantors", as defined under the Credit Agreement, the "Guarantors"), the banks and other financial institutions parties thereto (the "Lenders") and General Electric Capital Corporation, as collateral agent (in such capacity, the "Collateral Agent") and administrative agent (in such capacity, the "Administrative Agent") for the Lenders

                                                 LETTERS OF CREDIT


         L/C No.                              Beneficiary                            Amount          Expiry Date        Issuing Bank
         50079492          COUNTY OF SAN BERNARDINO OR THE                               $904,405.00        3/24/99       BankBoston
                           CALIFORNIA DEPARTMENT OF
                           CONSERVATION
         50079505          AMERICAN INTERNATIONAL GROUP                                $2,118,000.00        3/24/99       BankBoston
         50079491          FIREMAN'S FUND INSURANCE                                       $20,000.00        3/25/99       BankBoston
                           COMPANY
         50079488          LOUISIANA DEPT OF EMPLOYMENT                                  $450,000.00        3/24/99       BankBoston
                           AND TRAINING OFFICE OF WORKERS
                           COMPENSATION
         50079487          ACSTAR INSURANCE COMPANY                                      $119,600.00        3/27/99       BankBoston
         50079485          ACSTAR INSURANCE COMPANY                                     $4,155,00.00        3/27/99       BankBoston
         50079484          UTAH DIVISION OF OIL, GAS AND                                 $298,900.00         4/8/99       BankBoston
                           MINING
         50079486          RELIANCE NATIONAL INDEMNITY CO.                             $2,275,215.00         5/1/99       BankBoston
         50079490          SAN DIEGO UNIFIED PORT AUTHORITY                              $300,000.00        4/30/99       BankBoston
         50079497          KREDIETBANK NV                                                $110,000.00        4/30/99       BankBoston
         S970253           GENERAL ELECTRIC CAPITAL                                    $5,860,441.00        7/14/98        ABN AMRO
                           CORPORATION
         S970254           GENERAL FOODS CREDIT INVESTORS                              $7,511,927.00        7/14/98        ABN AMRO
         SA99548096        STATE OF COLORADO MINED LAND                                  $150,750.00        3/31/99      NationsBank
                           RECLAMATION BOARD
         SA99516096        COLORADO NATIONAL BANK                                      $1,083,332.81        8/31/98      NationsBank
         SA99517096        WHITE RIVER ELECTRIC ASSOCIATION,                             $492,579.15        3/31/99      NationsBank
      (also identified as     INC.
       099517AVA99517)
                                                                                     ----------------
                                                                       TOTAL:         $25,850,149.96
                                                                                     ================


K:\BANK\RDJR\GE\SIFTO\ASSIGN-X.AGR                     ASSIGNMENT AND ACCEPTANCE
                                    Sch 3 - 1